As filed with the Securities and Exchange Commission on February 20, 1997
                                                          Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ---------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                       Arterial Vascular Engineering, Inc.
             (Exact name of registrant as specified in its charter)

                                ---------------

        Delaware                                         94-3144218
(State of Incorporation)                    (I.R.S. Employer Identification No.)

                                ---------------

                                3576 Unocal Place
                              Santa Rosa, CA 95403
                    (Address of principal executive offices)

                                ---------------

                           1996 Equity Incentive Plan
                            (Full title of the plans)

                                ---------------

                               Lawrence J. Fassler
                          General Counsel and Secretary
                       Arterial Vascular Engineering, Inc.
                                3576 Unocal Place
                          Santa Rosa, California 95403
                                 (707) 525-0111
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                ---------------

                         CALCULATION OF REGISTRATION FEE
================================================================================================================================
                                                      Proposed Maximum          Proposed Maximum
 Title of Securities to        Amount to be          Offering Price Per     Aggregate Offering Price    Amount of Registration
      be Registered             Registered               Share (1)                     (1)                       Fee
---------------------------------------------------------------------------------------------------------------------------------
Stock Options and Common
Stock (par value $.001)         700,000                $13.00-$14.1875             $9,302,760.80              $2,819.02
=================================================================================================================================

         (1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rules 457(c) and (h)(1). The price per share and aggregate offering price are based upon (i) the exercise price of $13.00 per share at which 529,254 options have been granted and (ii) $14.1875, the average of the high and low sales prices of Registrant's Common Stock on February 14, 1997 as reported on the Nasdaq National Market for the remaining 170,746 shares, for which the exercise price is not known.


                    INCORPORATION BY REFERENCE OF CONTENTS OF
         REGISTRATION STATEMENTS ON FORM S-8 NOS. 333-3254 AND 333-3468


         The contents of the Registration Statement on Form S-8 No. 333-3254 filed with the Securities and Exchange Commission on April 5, 1996 and the Registration Statement on Form S-8 No. 333-3468 filed with the Securities and Exchange Commission on April 11, 1996 are incorporated by reference herein with such modifications as are set forth below.

Item 5.   Interests of Named Experts and Counsel

         Lawrence J. Fassler, General Counsel and Secretary of the Registrant, whose opinion is included herewith as Exhibit 5, held options to acquire 27,500 shares of Common Stock as of February 14, 1997, none of which were currently exercisable.

                             EXHIBITS

Exhibit
Number
-------
5                 Opinion of Lawrence J. Fassler

23.1              Consent of Ernst & Young LLP

23.2              Consent of Lawrence  J. Fassler (included in Exhibit 5)

24                Power of Attorney (contained on the signature page)

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Rosa, State of California, on February 14, 1997.


                       ARTERIAL VASCULAR ENGINEERING, INC.



                       By: /s/ Bradly A. Jendersee
                           -----------------------------------------------------
                               Bradly A. Jendersee
                               President, Chief Executive Officer and
                               Chairman of the Board




                            POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Bradly A. Jendersee and Lawrence J. Fassler, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                                             Title                                       Date


         /s/ Bradly A. Jendersee                      Chairman of the Board of Directors,         February 14, 1997
-------------------------------------------------     President and Chief Executive Officer
         Bradly A. Jendersee                          (Principal Executive Officer)





         /s/ John D. Miller                           Vice President of Finance, Chief            February 14, 1997
-------------------------------------------------     Financial Officer, Treasurer and
         John D. Miller                               Director (Principal Financial and
                                                      Accounting Officer)





         /s/ Robert D. Lashinski                      Vice President of Research and              February 14, 1997
---------------------------------------------------   Development and Director
         Robert D. Lashinski




         /s/ J. Irawan Sugeng                         Director                                    February 14, 1997
----------------------------------------------------
          J. Irawan Sugeng


        /s/ Simon H. Stertzer
-------------------------------------------------
          Simon H. Stertzer                           Director                                    February 14, 1997



                                  EXHIBIT INDEX


 Exhibit
 Number                           Description
---------
  5          Opinion of Lawrence J. Fassler
 23.1        Consent of Ernst & Young LLP
 23.2        Consent of Lawrence J. Fassler is contained in Exhibit 5 to this
             Registration Statement
 24          Power of Attorney is contained on the signature pages